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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 Or 15(D) of The
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 28, 2003



                              ANTARES PHARMA, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Minnesota                 0-20945              41-1350192
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  (State or Other Jurisdiction     (Commission         (I.R.S. Employer
       of Incorporation)           File Number)       Identification No.)



            707 Eagleview Boulevard, Suite 414, Exton, PA       19341
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              (Address of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code: (610) 458-6200


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Required FD Disclsoure.

         On May 1, 2003, Antares Pharma, Inc. (the "Company") announced that the Listing Qualifications arm of The Nasdaq Stock Market, Inc. had determined to delist the Company's shares of common stock from trading on The Nasdaq SmallCap Market effective May 7, 2003. The Company has requested an oral hearing with the Listing Qualifications Panel to appeal Nasdaq's determination. This hearing request will stay the delisting of the Company's common stock pending the Panel's decision.

         A copy of the press release issued by the Company on May 1, 2003 is attached hereto as Exhibit 99.1

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         99.1     Press Release dated May 1, 2003.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2003                          ANTARES PHARMA, INC.



                                           By  /s/ Lawrence M. Christian
                                               ---------------------------
                                               Lawrence M. Christian
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

        99.1    Press Release dated May 1, 2003.